Exhibit 32.1

CERTIFICATIONS OF PERIODIC REPORT

I, Virgil Enriquez, President and CEO of Drax, Industries Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

•	the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated: June 21, 2021
	By:	/s/ Virgil Enriquez
Virgil Enriquez Chief Executive Officer (Principal Executive Officer)

I, Virgil Enriquez, Chief Financial Officer and Chief Accounting Officer of Drax, Industries Inc. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

•	the Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Dated: June 21, 2021
	By:	/s/ Virgil Enriquez
Virgil Enriquez Chief Financial Officer (Chief Accounting Officer)